UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 10, 2005

PFSWEB, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28275	75-2837058

(Commission File Number)	(IRS Employer Identification No.)

500 North Central Expressway
Plano, TX 75074

(Address of Principal Executive Offices) (Zip Code)

(972) 881-2900

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
2005 Employee Stock and Incentive Plan
Form of Stock Option Agreement
2005 Employee Stock Purchase Plan

Item 1.01 Entry into a Material Definitive Agreement

     1. On February 17, 2005, the Board of Directors of PFSweb, Inc. (the “Company”) adopted, subject to stockholder approval at the Annual Meeting of Stockholders, amendments to the Company’s 1999 Employee Stock Option Plan (the “Plan”) which, among other things, (i) authorize an increase in the number of shares of Common Stock reserved for issuance thereunder by 2.5 million shares, (ii) in addition to stock options, permit the granting of stock appreciation rights, restricted stock, restricted stock units, deferred stock units, performance awards, dividend and interest equivalents and other stock based or cash based awards, (iii) change the name of the Plan to the “2005 Employee Stock and Incentive Plan” to reflect that awards other than options may be granted and (iv) extend the term of the Plan to December 31, 2014.

     At the Annual Meeting of Stockholders held on June 10, 2005, the foregoing amendments to the Plan were approved.

     A full description of the terms and provisions of the Plan is set forth in the 2005 Employee Stock and Incentive Plan attached as Exhibit 10.1 hereto and the form of Stock Option Agreement attached as Exhibit 10.2 hereto.

     2. On February 17, 2005, the Board of Directors of the Company adopted, subject to stockholder approval at the Annual Meeting of Stockholders, amendments to the Company’s 2000 Employee Stock Purchase Plan (the “Purchase Plan”) which, among other things, (i) authorize an increase in the number of shares of Common Stock reserved for issuance thereunder by 2 million shares, (ii) makes certain other changes described therein, including elimination of the “look back” provisions and (iii) extend the term of the Purchase Plan to December 31, 2015, and which will become effective upon the earlier to occur of (i) the date upon which there are no longer any shares available for purchase under the prior Purchase Plan or (ii) January 1, 2006.

     At the Annual Meeting of Stockholders held on June 10, 2005, the foregoing amendments to the Purchase Plan were approved.

     A full description of the terms and provisions of the Purchase Plan is set forth in the 2005 Employee Stock Purchase Plan attached as Exhibit 10.3 hereto.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     10.1 2005 Employee Stock and Incentive Plan

     10.2 Form of Stock Option Agreement

     10.3 2005 Employee Stock Purchase Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: June 14, 2005	By:	/s/ THOMAS J. MADDEN

Thomas J. Madden
Executive Vice President,
Chief Financial and Accounting Officer